UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2019

HAYMAKER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38254	82-1329677
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Fifth Avenue, Floor 10 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 9, 2019, Haymaker Acquisition Corp. (“Haymaker”) issued a press release announcing that members of the management team of OneSpaWorld (“OSW”) will present at the 21st Annual ICR Conference, held at the Grande Lakes Orlando in Orlando, Florida, on Monday, January 14, 2019 at 1:00 p.m. Eastern Time. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

OneSpaWorld Holdings Limited, an international business company incorporated under the laws of the Commonwealth of The Bahamas (“OSW Holdings”) intends to file with the Securities and Exchange Commission (the “SEC”) an amendment to its Registration Statement on Form S-4 (the “S-4”), which will include an updated prospectus with respect to OSW Holding’s securities to be issued in connection with the proposed business combination of OSW and Haymaker and a proxy statement with respect to Haymaker’s stockholder meeting to vote on the proposed transaction, with the SEC. Haymaker’s stockholders and other interested persons are advised to read the S-4 and the amendments thereto and any documents included therein filed in connection with the proposed transaction, as these materials will contain important information about OSW, Haymaker and the proposed transaction. The S-4 and other relevant materials for the proposed transaction will be mailed to stockholders of Haymaker as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the S-4 and other documents filed with the SEC as exhibits thereto, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, NY 10019. The S-4 has not yet been declared effective by the SEC.

Participants in the Solicitation

Haymaker, Steiner Leisure Limited, as the representative of the various sellers in the business combination, OSW Holdings, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Haymaker’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Haymaker’s directors and officers in Haymaker’s filings with the SEC, including Haymaker’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 30, 2018, and such information is also in the S-4 filed with the SEC by OSW Holdings, which includes the preliminary proxy statement of Haymaker for the proposed transaction

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP.

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer

Date: January 10, 2019